SUN COMMUNITIES, INC.

Exhibit 21.1 – List of Subsidiaries

Main operating subsidiary:

Sun Communities Operating Limited Partnership, a Michigan limited partnership

Other subsidiaries (wholly-owned):

Miami Lakes QRS, Inc., a Michigan corporation
SCF Manager Inc., a Michigan corporation
Sun QRS Countryside Manager, Inc., a Michigan corporation
Sun QRS, Inc., a Michigan corporation
Sun QRS Pool 1, Inc., a Michigan corporation
Sun QRS Pool 2, Inc., a Michigan corporation
Sun QRS Pool 3, Inc., a Michigan corporation
Sun QRS Pool 5, Inc., a Michigan corporation
Sun QRS Pool 6, Inc., a Michigan corporation
Sun QRS Pool 7, Inc., a Michigan corporation
Sun QRS Pool 8, Inc., a Michigan corporation
Sun QRS Pool 9, Inc., a Michigan corporation
Sun QRS Pool 10, Inc., a Michigan corporation
Sun QRS Pool 11, Inc., a Michigan corporation
Sun QRS Pool 12, Inc., a Michigan corporation
Sun QRS Pool 13, Inc., a Michigan corporation
Sun QRS Sheffield, Inc., a Michigan corporation
Sun Sea Breeze QRS, Inc., a Michigan corporation
Sun Secured Financing GP, Inc., a Michigan corporation
Sun Texas QRS, Inc., a Michigan corporation
Apple Orchard L.L.C., a Michigan limited liability company
Aspen-Alpine Project, LLC, a Michigan limited liability company
Aspen-Brentwood Project, LLC, a Michigan limited liability company
Aspen-Byron Project, LLC, a Michigan limited liability company
Aspen-Country Project, LLC, a Michigan limited liability company
Aspen-Ft. Collins Limited Partnership, a Michigan limited partnership
Aspen-Grand Project, LLC, a Michigan limited liability company
Aspen-Holland Estates, LLC, a Michigan limited liability company
Aspen-Town & Country Associates II, LLC, a Michigan limited liability company
Bright Insurance Agency, Inc., a Michigan corporation
Comal Farms Manager LLC, a Michigan limited liability company
CP Comal Farms Limited Partnership, a Michigan limited partnership
CP Creekside LLC, a Michigan limited liability company
CP Woodlake Limited Partnership, a Michigan limited partnership
Creekside Manager LLC, a Michigan limited liability company
East Fork Crossing Manager LLC, a Michigan limited liability company
FC East Fork Crossing LLC, a Michigan limited liability company
FC Glen Laurel LLC, a Michigan limited liability company
FC Meadowbrook LLC, a Michigan limited liability company
FC Pebble Creek LLC, a Michigan limited liability company
FC River Ranch Limited Partnership, a Michigan limited partnership
FC Stonebridge Limited Partnership, a Michigan limited partnership
FC Summit Ridge Limited Partnership, a Michigan limited partnership

SUN COMMUNITIES INC.
Exhibit 21.1 - List of Subsidiaries, continued

FC Sunset Ridge Limited Partnership, a Michigan limited partnership
Glen Laurel Manager LLC, a Michigan limited liability company
High Point Associates, L.P., a Delaware limited partnership
High Point GP One LLC, a Michigan limited liability company
McIntosh Utilities, Inc., a Florida non-profit corporation
Meadowbrook Manager LLC, a Michigan limited liability company
Meadow Lake Development Company LLC, a Michigan limited liability company
Miami Lakes GP One LLC, a Michigan limited liability company
Miami Lakes GP Two LLC, a Michigan limited liability company
Miami Lakes Venture Associates, a Florida general partnership
Pebble Creek Manager LLC, a Michigan limited liability company
Priority Entertainment, LLC, a Michigan limited liability company
River Haven Operating Company LLC, a Michigan limited liability company
River Ranch Manager LLC, a Michigan limited liability company
River Ridge Equities LLC, a Michigan limited liability company
River Ridge Investments LLC, a Michigan limited liability company
SCA2 LLC, a Michigan limited liability company
Sea Breeze GP One LLC, a Michigan limited liability company
Sea Breeze Limited Partnership, a Delaware limited partnership
Sheffield MHP, LLC, a Michigan limited liability company
Snowbird Concessions, Inc., a Texas corporation
Stonebridge Manager LLC, a Michigan limited liability company
SUI TRS, Inc., a Michigan corporation
Summit Ridge Manager LLC, a Michigan limited liability company
Sun ACQ LLC, a Michigan limited liability company
Sun Arbor Terrace LLC, a Michigan limited liability company
Sun Ariana LLC, a Michigan limited liability company
Sun Candlelight Village LLC, a Michigan limited liability company
Sun Candlewick LLC, a Michigan limited liability company
Sun Cave Creek LLC, a Michigan limited liability company
Sun Countryside Atlanta LLC, a Michigan limited liability company
Sun Countryside Lake Lanier LLC, a Michigan limited liability company
SunChamp LLC, a Michigan limited liability company
SunChamp Holdings LLC, a Michigan limited liability company
Sun Communities Acquisitions, LLC, a Michigan limited liability company
Sun Communities Finance, LLC, a Michigan limited liability company
Sun Communities Financial LLC, a Michigan limited liability company
Sun Communities Funding Limited Partnership, a Michigan limited partnership
Sun Communities Funding GP L.L.C., a Michigan limited liability company
Sun Communities Mezzanine Lender LLC, a Michigan limited liability company
Sun Communities Texas Limited Partnership, a Michigan limited partnership
Sun Communities Texas Mezzanine Lender Limited Partnership, a Michigan limited partnership
Sun Continental Estates LLC, a Michigan limited liability company
Sun Continental North LLC, a Michigan limited liability company
Sun Davison East LLC, a Michigan limited liability company
Sun Financial LLC, a Michigan limited liability company
Sun Financial Texas Limited Partnership, a Michigan limited partnership
Sun/Forest LLC, a Michigan limited liability company
Sun/Forest Holdings LLC, a Michigan limited liability company
Sun Forest Meadows LLC a Michigan limited liability company

SUN COMMUNITIES INC.
Exhibit 21.1 - List of Subsidiaries, continued

Sun Gold Coaster LLC, a Michigan limited liability company
Sun GP L.L.C., a Michigan limited liability company
Sun Groves LLC, a Michigan limited liability company
Sun HG Limited Partnership, a Michigan limited partnership
Sun Holly Forest LLC, a Michigan limited liability company
Sun Home Services, Inc., a Michigan corporation
Sun Hunters Glen LLC, a Michigan limited liability company
Sun Indian Creek LLC, a Michigan limited liability company
Sun Island Lakes LLC, a Michigan limited liability company
Sun Kings Lake LLC, a Michigan limited liability company
Sun Lake Juliana LLC, a Michigan limited liability company
Sun Lake San Marino LLC, a Michigan limited liability company
Sun Lakeview LLC, a Michigan limited liability company
Sun Life Associates Limited Partnership, an Arizona limited partnership
Sun Life Trailer Resort Limited Partnership, an Arizona limited partnership
Sun MA LLC, a Michigan limited liability company
Sun Meadowbrook FL LLC, a Michigan limited liability company
Sun MHC Development LLC, a Michigan limited liability company
Sun Oakcrest Limited Partnership, a Michigan limited partnership
Sun OFI, LLC, a Michigan limited liability company
Sun Orange Tree LLC, a Michigan limited liability company
Sun Pheasant Ridge Limited Partnership, a Michigan limited partnership
Sun Pine Trace Limited Partnership, a Michigan limited partnership
Sun Pool 1 LLC, a Michigan limited liability company
Sun Pool 3 LLC, a Michigan limited liability company
Sun Pool 4 LLC, a Michigan limited liability company
Sun Pool 5 LLC, a Michigan limited liability company
Sun Pool 8 LLC, a Michigan limited liability company
Sun Pool 12 LLC, a Michigan limited liability company
Sun Receivables LLC, a Michigan limited liability company
Sun Richmond LLC, a Michigan limited liability company
Sun Richmond Industrial LLC, a Michigan limited liability company
Sun River Ridge Limited Partnership, a Michigan limited partnership
Sun Saddle Brook Limited Partnership, a Michigan limited partnership
Sun Saddle Oak LLC, a Michigan limited liability company
Sun Scio Farms LLC, a Michigan limited liability company
Sun Secured Financing LLC, a Michigan limited liability company
Sun Secured Financing Houston Limited Partnership, a Michigan limited partnership
Sun Tampa East, LLC, a Michigan limited liability company
Sunset Ridge Manager LLC, a Michigan limited liability company
Sun Siesta Bay LLC, a Michigan limited liability company
Sun Silver Star LLC, a Michigan limited liability company
Sun Texas Pool Limited Partnership, a Michigan limited partnership
Sun TRS, Inc., a Michigan corporation
Sun Villa MHC LLC, a Michigan limited liability company
Sun Village Trails LLC, a Michigan limited liability company
Sun Water Oak Golf, Inc., a Michigan corporation
Sun Woodlake Estates LLC, a Michigan limited liability company
Sun Woods Edge LLC, a Michigan limited liability company
Sun/York L.L.C., a Michigan limited liability company

SUN COMMUNITIES INC.
Exhibit 21.1 - List of Subsidiaries, continued

Woodlake Manager LLC, a Michigan limited liability company
Apple Carr Village Mobile Home Park, LLC
Brookside Village Mobile Home Park, LLC
Cider Mill Village Mobile Home Park, LLC
Country Hills Village Mobile Home Park, LLC
Country Meadows Village Mobile Home Park, LLC
Dutton Mill Village, LLC
Hickory Hills Village, LLC
Holiday West Village Mobile Home Park, LLC
Leisure Village Mobile Home Park, LLC
Oak Island Village Mobile Home Park, LLC
Pinebrook Village Mobile Home Park, LLC
Southwood Village Mobile Home Park, LLC
Sycamore Village Mobile Home Park, LLC
Tamarac Village Mobile Home Park, LLC
Warren Dunes Village MHP, LLC  (DE)
Waverly Shores Village Mobile Home Park, LLC
Windsor Woods Village Mobile Home Park, LLC
Hidden Ridge An RV Community, LLC
Apple Carr Village MHP Holding Company #1, LLC
Brookside Village MHP Holding Company #1, LLC
Cider Mill Village MHP Holding Company #1, LLC
Country Hills Village MHP Holding Company #1, LLC
Country Meadows Village MHP Holding Company #1, LLC
Dutton Mill Village MHP Holding Company #1, LLC
Hickory Hills Village MHP Holding Company #1, LLC
Hidden Ridge RV Park Holding Company #1, LLC
Holiday West Village MHP Holding Company #1, LLC
Leisure Village MHP Holding Company #1, LLC
Oak Island Village MHP Holding Company #1, LLC
Southwood Village MHP Holding Company #1, LLC
Sycamore Village MHP Holding Company #1, LLC
Tamarac Village MHP Holding Company #1, LLC
Warren Dunes Village MHP Holding Company #1, LLC
Waverly Shores Village MHP Holding Company #1, LLC
Windsor Woods Village MHP Holding Company #1, LLC
Sun Blueberry Hill LLC
Sun Grand Lake LLC
Sun Three Lakes LLC
Sun Naples Gardens LLC
Sun North Lake Estates LLC
Sun Cider Mill Crossings LLC
Sun Communities Funding II LLC
Sun Orange City LLC
Sun Knollwood LLC
Sun QRS Knollwood, Inc.
Sun River Ridge II LLC
Sun QRS River Ridge, Inc.
Sun Gwinnett LLC

SUN COMMUNITIES INC.
Exhibit 21.1 - List of Subsidiaries, continued
Sun QRS Gwinnett, Inc.
Sun Club Naples LLC
Sun High Point QRS, Inc.
Sun Four Seasons LLC
Sun Lafayette Place LLC
Sun Southfork LLC
Sun Grand Lake Golf, Inc.